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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 21, 2000





                            FIELDWORKS, INCORPORATED
             (Exact name of registrant as specified in its charter)





          Minnesota                   000-22221              41-1731723
(State or other jurisdiction         (Commission          (I.R.S. Employer
       of incorporation)             File Number)        Identification No.)






                               7631 Anagram Drive
                          Eden Prairie, Minnesota 55344
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (952) 974-7000
              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS.

         See Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a)       Exhibits

         Exhibit 99.1 Press Release by the Company, "FieldWorks Announces Agreement with Kontron Embedded Computers; Agreement Will Provide Capital Infusion of $2.5 million and option for Kontron to acquire majority in FieldWorks shares," dated June 20, 2000 (filed herewith)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIELDWORKS, INCORPORATED


Date: June 21, 2000                           /s/ Karen L. Engebretson
                                     -------------------------------------------
                                     Karen L. Engebretson, Vice President of
                                     Finance and CFO (as authorized officer and
                                     principal financial officer)


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